                                                                      EXHIBIT 25

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM T-1

           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305 (b)(2)

                                    ---------

                        U.S. TRUST COMPANY OF TEXAS, N.A.
               (Exact name of trustee as specified in its charter)


                                                         75-2353745
          (State of incorporation                     (I.R.S. employer
          if not a national bank)                    identification no.)

        2001 Ross Avenue, Suite 2700
               Dallas, Texas                                75201
           (Address of trustee's                         (Zip Code)
        principal executive offices)

                               Compliance Officer
                        U.S. Trust Company of Texas, N.A.
                          2001 Ross Avenue, Suite 2700
                                Dallas, TX 75201
                                 (214) 754-1200
            (Name, address and telephone number of agent for service)

                                    ---------
                                   AdvancePCS
                   (formerly known as Advance Paradigm, Inc.)
              (Exact name of guarantor as specified in its charter)


                  Delaware                             75-2493381
      (State or other jurisdiction of               (I.R.S. employer
       incorporation or organization)              identification no.)

         5215 North O'Connor Blvd.,                       75039
                 Suite 1600
                 Irving, TX
           (Address of principal                       (Zip Code)
             executive offices)

                          ADVP CONSOLIDATION, L. L. C.
              (Exact name of guarantor as specified in its charter)

                      Delaware                            75-2882133
           (State or other jurisdiction of             (I.R.S. employer
            incorporation or organization)            identification No.)

               103 Foulk Road, Suite 202                     19801
                    Wilmington, DE
       (Address of principal executive offices)           (Zip Code)


                          ADVANCEPCS RESEARCH, L. L. C.
              (Exact name of guarantor as specified in its charter)

                  Delaware                                  06-1610413
       (State or other jurisdiction of                   (I.R.S. employer
       incorporation or organization)                   identification No.)

            1200 High Ridge Road                               06905
                Stanford, CT
  (Address of principal executive offices)                  (Zip Code)


                               ADVANCERX.COM, L.P.
              (Exact name of guarantor as specified in its charter)

                    Delaware                              75-2882135
         (State or other jurisdiction of               (I.R.S. employer
         incorporation or organization)               identification No.)

         909 E. Collins Blvd., Suite 103                     75081
                 Richardson, TX
    (Address of principal executive offices)              (Zip Code)



                             ADVP MANAGEMENT, L. P.
              (Exact name of guarantor as specified in its charter)

                    Delaware                              75-2882131
         (State or other jurisdiction of               (I.R.S. employer
         incorporation or organization)               identification No.)

      5215 North O'Connor Blvd., Suite 1600                  75039
                   Irving, TX
    (Address of principal executive offices)              (Zip Code)

                                ADVANCEPCS, L. P.
                    (formerly known as ADVP Operations, L. P.
              (Exact name of guarantor as specified in its charter)

                    Delaware                              75-2882129
         (State or other jurisdiction of               (I.R.S. employer
         incorporation or organization)               identification No.)

       5215 N. O'Connor Blvd., Suite 1600                    75039
                   Irving, TX
    (Address of principal executive offices)              (Zip Code)



                            HMN HEALTH SERVICES, INC.
              (Exact name of guarantor as specified in its charter)

                      Ohio                                34-1885276
         (State or other jurisdiction of               (I.R.S. employer
         incorporation or organization)               identification No.)


              CT Corporation System                          44114
          1300 E. Ninth St., Suite 1010
                  Cleveland, OH
    (Address of principal executive offices)              (Zip Code)



                   FIRST FLORIDA INTERNATIONAL HOLDINGS, INC.
              (Exact name of guarantor as specified in its charter)

                     Florida                               59-3308648
         (State or other jurisdiction of                (I.R.S. employer
         incorporation or organization)                identification No.)

       5215 N. O'Connor Blvd., Suite 1600                    75039
                   Irving, TX
    (Address of principal executive offices)               (Zip Code)



                   BAUMEL-EISNER NEUROMEDICAL INSTITUTE, INC.
              (Exact name of guarantor as specified in its charter)

                      Florida                              59-1931184
          (State or other jurisdiction of               (I.R.S. employer
          incorporation or organization)               identification No.)

        7301 N. University Drive, Suite 300                   33321
                    Tamarac, FL
     (Address of principal executive offices)               Zip Code)

                             PCS HOLDING CORPORATION
              (Exact name of guarantor as specified in its charter)

                     Delaware                              94-3040479
         (State or other jurisdiction of                (I.R.S. employer
         incorporation or organization)                identification No.)

          5215 N. O'Connor Blvd., #1600                    75039-3742
                   Irving, TX                              (Zip Code)
    (Address of principal executive offices)



                            PCS HEALTH SYSTEMS, INC.
              (Exact name of guarantor as specified in its charter)

                    Delaware                              86-0217882
         (State or other jurisdiction of               (I.R.S. employer
         incorporation or organization)               identification No.)

              9501 East Shea Blvd.                           85206
                 Scottsdale, AZ
    (Address of principal executive offices)              (Zip Code)



                             PCS MAIL SERVICES, INC.
              (Exact name of guarantor as specified in its charter)

                     Arizona                             86-0946910
         (State or other jurisdiction of              (I.R.S. employer
         incorporation or organization)              identification No.)

              9501 East Shea Blvd.                           85260
                 Scottsdale, AZ
    (Address of principal executive offices)               (Zip Code)



                               PCS SERVICES, INC.
              (Exact name of guarantor as specified in its charter)

                    Delaware                               94-3075526
         (State or other jurisdiction of                (I.R.S. employer
         incorporation or organization)               identification No.)

              9501 East Shea Blvd.                            85260
                 Scottsdale, AZ
    (Address of principal executive offices)               (Zip Code)

                      PCS MAIL SERVICES OF BIRMINGHAM, INC.
              (Exact name of guarantor as specified in its charter)

                       Alabama                            63-1222539
           (State or other jurisdiction of             (I.R.S. employer
           incorporation or organization)             identification No.)

                  2700 Milan Court                           35211
                   Birmingham, AL
      (Address of principal executive offices)            (Zip Code)



                      PCS MAIL SERVICES OF FT. WORTH, INC.
              (Exact name of guarantor as specified in its charter)

                     Delaware                             75-2653427
         (State or other jurisdiction of               (I.R.S. employer
          incorporation or organization)              identification No.)

                2105 Eagle Parkway                           76177
                  Ft. Worth, TX
     (Address of principal executive offices)             (Zip Code)



                      PCS MAIL SERVICES OF SCOTTSDALE, INC.
              (Exact name of guarantor as specified in its charter)

                      Arizona                             86-0945941
          (State or other jurisdiction of              (I.R.S. employer
          incorporation or organization)              identification No.)

                9501 E. Shea Blvd.                           85260
                  Scottsdale, AZ
     (Address of principal executive offices)             (Zip Code)



                            FFI RX MANAGED CARE, INC.
              (Exact name of guarantor as specified in its charter)

                     Florida                              59-3236503
         (State or other jurisdiction of               (I.R.S. employer
         incorporation or organization)               identification No.)

         3502 Henderson Blvd., Suite 300                    33609
                    Tampa, FL
    (Address of principal executive offices)              (Zip Code)

                      AMBULATORY CARE REVIEW SERVICES, INC.
              (Exact name of guarantor as specified in its charter)

                      Ohio                                34-1754130
         (State or other jurisdiction of               (I.R.S. employer
         incorporation or organization)               identification No.)

         3502 Henderson Blvd., Suite 300                     33609
                    Tampa, FL
    (Address of principal executive offices)              (Zip Code)


                                   ----------

                             Senior Notes, Due 2008
                       (Title of the indenture securities)


================================================================================

                                     GENERAL

1.   General Information

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Federal Reserve Bank of Dallas (11th District), Dallas, Texas (Board of Governors of the Federal Reserve System)
          Federal Deposit Insurance Corporation, Dallas, Texas
          The Office of the Comptroller of the Currency, Dallas, Texas

     (b)  Whether it is authorized to exercise corporate trust powers.

          The Trustee is authorized to exercise corporate trust powers.

2.   Affiliations with Obligor and Underwriters

     If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

3.   Voting Securities of the Trustee

Furnish the following information as to each class of voting securities of the
Trustee:

                              As of April 17, 2001

--------------------------------------------------------------------------------

           Col A.                                          Col B.

--------------------------------------------------------------------------------

       Title of Class                                Amount Outstanding

--------------------------------------------------------------------------------

Capital Stock - par value $100 per share                 5000 shares

4.   Trusteeships Under Other Indentures

     Not applicable.

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters

     Not applicable.

6.   Voting Securities of the Trustee Owned by the Obligor or its Officials

     Not applicable.

7.   Voting Securities of the Trustee Owned by Underwriters or their Officials

     Not applicable.

8.   Securities of the Obligor Owned or Held by the Trustee

     Not applicable.

9.   Securities of Underwriters Owned or Held by the Trustee

     Not applicable.

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor

     Not applicable.

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor

     Not applicable.

12.  Indebtedness of the Obligor to the Trustee

     Not applicable.

13.  Defaults by the Obligor

     Not applicable.

14.  Affiliations with the Underwriters

     Not applicable.

15.  Foreign Trustee

     Not applicable.

16.  List of Exhibits

     T-1.1 - A copy of the Articles of Association of U.S. Trust Company of Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

     T-1.2 - A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration No. 22-21897.

     T-1.3 - A copy of the authorization of the Trustee to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

     T-1.4 - A copy of the By-laws of the U.S. Trust Company of Texas, N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No., 22-21897.

     T-1.5 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     T-1.6 - A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

As of April 17, 2001, the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of April 4, 2001, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10, and 11 refers to each of U.S. Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.

                              --------------------

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S. Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 17th of April 2001.

                                                 U.S. Trust Company of
                                                 Texas, N.A., Trustee


                                             By: /s/ John C. Stohlmann
                                                 ---------------------
                                                 John C. Stohlmann
                                                 Vice President

                                                                   EXHIBIT T-1.6


                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of AdvancePCS, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be such authorities to the Securities and Exchange Commission upon request therefore.

                                                 U.S. Trust Company of
                                                 Texas, N.A., Trustee


                                             By: /s/ John C. Stohlmann
                                                 ---------------------
                                                 John C. Stohlmann
                                                 Vice President

                                                                   EXHIBIT 25


                                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM OMB NUMBER: 7100-003
                                FEDERAL DEPOSIT INSURANCE CORPORATION
                                OMB NUMBER:  3064-005
                                OFFICE OF THE COMPTROLLER OF THE CURRENCY
                                EXPIRES

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL

--------------------------------------------------------------------------------
                                                                      1

                                                        PLEASE REFER TO PAGE I,
                                                        TABLE OF CONTENTS, FOR
                                                        THE REQUIRED DISCLOSURE
                                                        OF ESTIMATED BURDEN.
--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF
$100 MILLION OR MORE BUT LESS THAN $300 MILLION - FFIEC 033

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2000                20001231
                                                                -----------
                                                                (RCRI 9999)


This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.
--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and national Banks.

I, Alfred B. Childs, Managing Director
----------------------------------------------------
Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued y the appropriate Federal regulatory authority and are true to the best of my knowledge.


/s/ Alfred B. Childs
----------------------------------------------------
Signature of Officer Authorized to Sign Report


1/16/01
----------------------------------------------------
Date of Signature


The Reports of Condition and Income are to be prepared in Accordance with Federal regulatory authority instructions.


We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is trust and correct.


/s/ William Goodwin
-------------------------------------------------------------------
Director (Trustee)


/s/ Arthur White
-------------------------------------------------------------------
Director (Trustee)


/s/ Peter Denker
-------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.


--------------------------------------------------------------------------------
FDIC Certificate Number:

                                    33217
                                 -----------
                                 (RCRI 9050)


U.S. TRUST COMPANY OF TEXAS, N.A.
-------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

 DALLAS
-------------------------------------------------------------------
City (TEXT 9130)

 TX                                              75201
-------------------------------------------------------------------
State Abbrev. (TEXT 9200)                  Zip Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

U.S. TRUST COMPANY OF TEXAS, N.A.   Call Date: 12/31/00    State #: ooooo    FFIEC 033
2001 ROSS AVENUE, SUITE 2700        Vendor ID: D           Cert #:  33217    RC-1
DALLAS, TX  75201                   Transit #: 11101765
                                                                                 9

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2000

All Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                                            C200<-
                                                                                           Dollar Amounts In Thousands
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                                      RCON
 1. Cash and balances due from depository institutions (from Schedule RC-A):                          ----
   a. Noninterest-bearing balances and currency and coin (1) ...................................      0081        5,038      1.a
   b. Interest-bearing balances (2) ............................................................      0071        1,338      1.b
 2. Securities:
   a. Held-to-maturity securities (from Schedule RC-B, Column A) ...............................      1754                   2.a
   b. Available-for-sale securities (from Schedule RC-B, column D) .............................      1773      125,222      2.b
 3. Federal funds sold and securities purchased under agreements to resell .....................      1350       26,000      3.
 4. Loans and lease financing receivables:                                       RCON
   a. Loans and leases, net of unearned income (from Schedule RC-C) ..........   2122     35,430                             4.a
   b. LESS: Allowance for loan and lease losses ..............................   3123        260                             4.b
   c. LESS: Allocated transfer risk reserve ..................................   3128          0      RCON                   4.c
   d. Loans and leases, net of unearned income, allowance, and reserve (item 4.a                      ----
         minus 4.b and 4.c) ....................................................................      2125       35,170      4.d
 5. Trading assets .............................................................................      3545                   5.
 6. Premises and fixed assets (including capitalized leases) ...................................      2145          868      6.
 7. Other real estate owned (from Schedule RC-M) ...............................................      2150                   7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)....      2130                   8.
 9. Customers' liability to this bank on acceptances outstanding ...............................      2155                   9.
10. Intangible assets (from Schedule RC-M) .....................................................      2143        2,660     10.
11. Other assets (from Schedule RC-F) ..........................................................      2160        9,174     11.
12. Total assets (sum of items 1 through 11) ...................................................      2170      205,470     12.

(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

                                                                                                                             C200<-
                                                                                             Dollar Amounts In Thousands
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                                           RCON
                                                                                                        ----
    a. In domestic offices (sum of totals of columns A and C From Schedule RC-E)   RCON                 2200      172,607    13.a
                                                                                   ----                           -------
       (1) Noninterest-bearing (1) ..............................................  6631      24,321                          13.a.1
                                                                                            -------
       (2) Interest-bearing .....................................................  6636     148,286                          13.a.2
                                                                                            -------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
       (1) Noninterest-bearing ..............................................
       (2) Interest-bearing ..........................................................................  RCON
                                                                                                        ----
14. Federal funds purchased and securities sold under agreements to repurchase .......................  2800                 14
                                                                                                                  -------
15. a. Demand notes issued to the U.S. Treasury ......................................................  2840                 15.a
                                                                                                                  -------
    b. Trading liabilities ...........................................................................  3548                 15.b
                                                                                                                  -------
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less .................................................  2332                 16.a
                                                                                                                  -------
    b. With a remaining maturity of more than one year through three years ...........................  A547                 16.b
                                                                                                                  -------
    c. With a remaining maturity of more than three years ............................................  A548                 16.c
                                                                                                                  -------
17. Not applicable
                                                                                                                  -------
18. Bank's liability on acceptances executed and outstanding .........................................  2920                 18
                                                                                                                  -------
19. Subordinated notes and debentures (2) ............................................................  3200                 19
                                                                                                                  -------
20. Other liabilities (from Schedule RC-G) ...........................................................  2930        9,019    20
                                                                                                                  -------
21. Total liabilities (sum of items 13 through 20) ...................................................  2948      183,626    21
                                                                                                                  -------
22. Not applicable
EQUITY CAPITAL .......................................................................................  RCON
                                                                                                        ----
23. Perpetual preferred stock and related surplus ....................................................  3838                 23
                                                                                                                  -------
24. Common stock .....................................................................................  3230                 24
                                                                                                                  -------
25. Surplus (exclude all surplus related to preferred stock) .........................................  3839       14,051    25
                                                                                                                  -------
26. a. Undivided profits and capital reserves ........................................................  3632        5,026    26.a
                                                                                                                  -------
    b. Net unrealized holding gains (losses) on available-for-sale securities ........................  8434          267    26.b
                                                                                                                  -------
    c. ACCUMULATED NET GAINS (LOSSES ON CASH FLOW HEDGES) ............................................  4336                 26.c
                                                                                                                  -------
27. Cumulative foreign currency translation adjustments ..............................................
28. Total equity capital (sum of items 23 through 27) ................................................  3210       21,844    28
                                                                                                                  -------
29. Total liabilities and equity capital (sum of items 21 and 28) ....................................  3300      205,470    29
                                                                                                                  -------

MEMORANDUM

TO BE REPORTED ONLY WITH THE REPORT OF CONDITION.
1.  Indicate in the at the right, the number of the statement below that best
    describes the most comprehensive level of auditing work performed for the                                      NUMBER
    bank by independent external auditors as of any date during 1998 .................................  6724                 M.1
                                                                                                                  -------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Includes limited-life preferred stock and related surplus.